UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

CERES, INC.

(Exact Name of registrant as Specified in its charter)

Delaware	001-35421	33-0727287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1535 Rancho Conejo Boulevard
Thousand Oaks, CA		91320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 376-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2015 Ceres, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Underwriter”), pursuant to which the Company agreed to issue and sell, in a registered public offering by the Company (the “Public Offering”), (a) 600,000 Class A units, with each Class A Unit consisting of one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and a warrant (each, a “Warrant”) to purchase one share of Common Stock (together with the shares of Common Stock underlying such Warrants, the “Class A Units”) at a public offering price of $0.40 per Class A Unit and (b) 6,460 Class B Units, with each Class B Unit consisting of one share of Series A-1 Convertible Preferred Stock, par value $0.01 per share (the “A-1 Preferred Stock”), convertible into 2,500 shares of Common Stock and Warrants to purchase 2,500 shares of Common Stock (together with the shares of Common Stock underlying such shares of A-1 Preferred Stock and such Warrants, the “Class B Units” and, together with the Class A Units, the “Units”) at a public offering price of $1,000 per Class B Unit. Each Warrant is immediately exercisable, may only be exercised on or prior to the close of business on December 17, 2020, and entitles the holder to purchase one share of Common Stock at an exercise price of $0.40.

In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriter a 45 day option (the “Overallotment Option”) to purchase up to an additional 2,512,500 shares of Common Stock and/or Warrants exercisable for up to an additional 2,512,500 shares of Common Stock solely to cover over-allotments, if any. The Class A Units and Class B Units were not certificated and the shares of Common Stock, A-1 Preferred Stock and Warrants comprising such Units were immediately separable and were issued separately in the Public Offering. The Units were offered by the Company pursuant to a registration statement on Form S-1 (File No. 333-206718), which was declared effective by the Securities and Exchange Commission on December 14, 2015 (the “Registration Statement”).

On December 17, 2015, the Company issued and sold (i) 2,905,000 shares (the “Common Shares”) of the Common Stock (which includes 2,305,000 shares of Common Stock pursuant to the partial exercise of the Overallotment Option), (ii) 6,460 shares of the A-1 Preferred Stock (the “Preferred Shares”) and (iii) 19,055,000 Warrants (which includes 2,305,000 warrants pursuant to the partial exercise of the Overallotment Option) pursuant to the Registration Statement.

Pursuant to the Underwriting Agreement, in addition to the Underwriter’s discounts and commissions and payment of $100,000 of the Underwriter’s expenses in connection with the Public Offering, the Company granted a compensation warrant (the “Underwriter Warrant”) to the Underwriter to purchase 335,000 shares of Common Stock. The Underwriter Warrant has an exercise price of $0.60 per share of Common Stock and expires on December 14, 2020.

In connection with the closing on December 17, 2015 of the Public Offering, on December 17, 2015, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of the Series A-1 Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The Certificate of Designation provides for the issuance of the Preferred Shares. With certain exceptions, the Preferred Shares rank on par with the shares of the Common Stock, in each case, as to dividend rights and distributions of assets upon liquidation, dissolution or winding up of the Company.

With certain exceptions, as described in the Certificate of Designation, the Preferred Shares have no voting rights. However, as long as any shares of Preferred Shares remain outstanding, the Certificate of Designation provides that the Company shall not, without the affirmative vote of holders of a majority of the then outstanding Preferred Shares, (a) alter or change adversely the powers, preferences or rights given to the Preferred Shares or alter or amend the Certificate of Designation, (b) increase the number of authorized shares of Preferred Shares, or (c) effect a stock split or reverse stock split of the Preferred Shares or any like event.

Each Preferred Share is convertible at any time at the holder’s option into a number of shares of Common Stock equal to $1,000 per share, divided by the Conversion Price. The “Conversion Price” is initially $0.40, subject to adjustment for stock splits, stock dividends, distributions, subdivisions, combinations and other similar events as specified in the Certificate of Designation. Notwithstanding the foregoing, the Certificate of Designation further provides that the Company shall not effect any conversion of Preferred Shares, with certain exceptions, to the extent that, after giving effect to an attempted conversion, the holder of Preferred Shares (together with such holder’s affiliates and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of common stock in excess of 9.99% of the shares of Common Stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of shares of our Common Stock, with any such increase becoming effective upon 61 days’ prior notice to us. The Preferred Shares are represented by a global preferred stock certificate (the “Preferred Stock Certificate”) issued by the Company on December 17, 2015 and deposited with American Stock Transfer & Trust Company, LLC, as custodian on behalf of The Depository Trust Company.

The foregoing summaries of the Underwriting Agreement, the Warrants, the Underwriter Warrant, the Certificate of Designation and the Preferred Stock Certificate do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1, 4.1, 4.2, 3.1 and 4.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03	Amendments to Articles of Incorporation; Change in Fiscal Year.

The information set forth under the fifth, sixth, seventh and eighth (with respect to the Certificate of Designation) paragraphs of Item 1.01 above are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 17, 2015, Ceres, Inc. issued a press release in connection with the closing of the Public Offering, “Ceres Announces Completion of $7.6 Million Public Offering .” A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of December 15, 2015, by and between Ceres, Inc. and Ladenburg Thalmann & Co. Inc.
3.1	Certificate of Designation of Preferences, Rights and Limitations, filed on December 17, 2015, with respect to the Series A-1 Convertible Preferred Stock.
4.1	Warrant, issued as of December 17, 2015.
4.2	Underwriter Warrant, issued as of December 17, 2015.
4.3	Share Certificate of Series A-1 Convertible Preferred Stock, issued as of December 17, 2015.
99.1	Press release of Ceres, Inc. dated December 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERES, INC.

Date: December 17, 2015	By:	/s/ Paul Kuc
Name: Paul Kuc
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of December 15, 2015, by and between Ceres, Inc. and Ladenburg Thalmann & Co. Inc.
3.1	Certificate of Designation of Preferences, Rights and Limitations, filed on December 17, 2015, with respect to the Series A-1 Convertible Preferred Stock.
4.1	Warrant, issued as of December 17, 2015.
4.2	Underwriter Warrant, issued as of December 17, 2015.
4.3	Share Certificate of Series A-1 Convertible Preferred Stock, issued as of December 17, 2015.
99.1	Press release of Ceres, Inc. dated December 17, 2015.